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    As filed with the Securities and Exchange Commission on May 15, 1998.

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 May 1, 1998
               Date of Report (Date of earliest event reported)


                          CORNELL CORRECTIONS, INC.
             Exact Name of Registrant as Specified in its Charter


          DELAWARE                   1-14472                   76-0433642
 State of Incorporation or    Commission File Number        I.R.S. Employer
        Organization                                       Identification No.


          4801 WOODWAY, SUITE 100E
               HOUSTON, TEXAS                                     77056
   Address of Principal Executive Offices                       (Zip Code)

                                (713) 623-0790
                        Registrant's telephone number,
                             including area code
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
                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

      On April 22, 1998, the Board of Directors of Cornell Corrections, Inc. (the "COMPANY"), authorized the issuance of one preferred share purchase right (a "RIGHT") with respect to each outstanding share of common stock, par value $0.001 per share (the "COMMON SHARES"), of the Company to shareholders of record at the close of business on May 11, 1998. Each Right entitles the registered holder to purchase from the Company one Unit (as such term is defined in the Rights Agreement, initially being one one-thousandth (1/1000th)) of a Preferred Share at a price of $120.00 per Unit of a Preferred Share (the "PURCHASE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "RIGHTS AGREEMENT") dated as of May 1, 1998, between the Company and American Securities Transfer & Trust, Inc., as Rights Agent (the "RIGHTS AGENT").

      DETACHMENT OF RIGHTS; EXERCISE. Initially, the Rights will attach to all Common Share certificates representing outstanding shares and no separate Right Certificate will be distributed. The Rights will separate from the Common Shares and a Distribution Date (as defined in the Rights Agreement) will occur upon the earlier of (i) 10 days following the public announcement that a Person or group of affiliated or associated Persons (an "ACQUIRING PERSON") has acquired beneficial ownership of 15% or more of the outstanding Voting Shares (as defined in the Rights Agreement) of the Company, or (ii) 10 business days following the commencement or announcement of an intention to commence a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a Person or group of 15% or more of such outstanding Voting Shares.

      Until the Distribution Date (or earlier redemption or expiration of the Rights) (i) the Rights will be evidenced by the certificates representing Common Shares, (ii) the Rights will be transferred with and only with the Common Shares, (iii) new Common Share certificates issued after May 11,

1998, upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference, and (iv) the surrender for transfer of any certificates for Common Shares outstanding as of May 11, 1998, even without such notation, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificates.

      As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "RIGHT CERTIFICATES") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will thereafter evidence the Rights.

      The Rights are not exercisable until the Distribution Date. The Rights will expire on May 1, 2008 (the "FINAL EXPIRATION DATE"), unless the Final Expiration Date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

      If an Acquiring Person acquires 15% or more of the Voting Shares of the Company, each Right then outstanding (other than Rights beneficially owned by the Acquiring Person which would become null and void) will become a right to buy that number of Common Shares that at the time of such acquisition would have a market value of two times the Purchase Price of the Right. If, however, the Board of Directors of the Company determines in good faith that a Person who would otherwise be an Acquiring Person, has become such inadvertently, and such Person divests a sufficient number of Voting Shares by such deadline as the Board of Directors shall set, then such Person shall not be deemed to be an Acquiring Person for any purposes of the Rights Agreement.

      If, after any Person has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or more than 50% of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Purchase Price of the Right.

      REGISTRATION AND LISTING OF SECURITIES. The offer and sale of the Preferred Shares or other securities issuable upon exercise of the Rights will be registered with the Securities and Exchange Commission but such registration will not be effective until the Rights become exercisable. As described above, however, the Rights will not be transferable separately from the Common Shares until the Distribution Date.

      ANTIDILUTION AND OTHER ADJUSTMENTS. The number of Preferred Shares or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

      The number of outstanding Rights and the number of Preferred Shares or other securities issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

      EXCHANGE OPTION. At any time after the acquisition by a Person or group of affiliated or associated Persons of beneficial ownership of 15% or more of the outstanding Voting Shares of the Company and before the acquisition by a Person or group of 50% or more of the outstanding Voting Shares of the Company, the Board of Directors may, at its option, issue Common or Preferred Shares of the Company in mandatory redemption of, and in exchange for, all or part of the then outstanding exercisable Rights (other than Rights owned by such Acquiring Person or group which would become null and void) at an exchange ratio of one Common Share or one Unit of a Preferred Share for each Right which is then exercisable, subject to adjustment.

      REDEMPTION OF RIGHTS. At any time prior to the first public announcement that a Person or group has become the beneficial owner of 15% or more of the outstanding Voting Shares, the Board of Directors of the Company may redeem all, but not less than all, of the then outstanding Rights at a price of $0.01 per Right (the "REDEMPTION PRICE"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

      NO RIGHTS AS SHAREHOLDER. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

      AMENDMENT OF RIGHTS. The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including amendment to extend the Final Expiration Date, except that after the Distribution Date no such amendment may materially and adversely affect the interests of holders of the Rights.

      The form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit A thereto the form of Right Certificate, is attached as Exhibit 1 to the Form 8-A filed by the Company on May 11, 1998, and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the exhibits thereto. Capitalized terms in this description are defined in the Rights Agreement.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO. DESCRIPTION OF EXHIBIT

1 Rights Agreement dated as of May 1, 1998 between the Company and American Securities Transfer & Trust, Inc., as Rights Agent, which includes as EXHIBIT A the Form of Right Certificate, as EXHIBIT B the Form of Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock, and as EXHIBIT C the Summary of Rights to Purchase Preferred Stock. (Incorporated by reference to Form 8-A filed by the Company on May 11, 1998, which includes as Exhibit 1 the Rights Agreement.)

2 Press release dated May 1, 1998. (Incorporated by reference to Form 8-K filed by the Company on May 11, 1998, which includes as Exhibit 2 the press release.)

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not Applicable.

ITEM 9.     SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

            Not Applicable.
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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 15, 1998                     CORNELL CORRECTIONS, INC.


                                       By: /s/ BRIAN BERGERON
                                           Brian Bergeron
                                           Treasurer and Chief Financial Officer
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                              INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
-----------                   ----------------------
        1 Rights Agreement dated as of May 1, 1998 between the Company and American Securities Transfer & Trust, Inc., as Rights Agent, which includes as EXHIBIT A the Form of Right Certificate, as EXHIBIT B the Form of Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock, and as EXHIBIT C the Summary of Rights to Purchase Preferred Stock. (Incorporated by reference to Form 8-A filed by the Company on May 11, 1998, which includes as Exhibit 1 the Rights Agreement.)

       2 Press release dated May 1, 1998. (Incorporated by reference to Form 8-K filed by the Company on May 11, 1998, which includes as Exhibit 2 the press release.)